Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of South Dakota Soybean Processors, LLC (the “Company”) on Form 10-K and 10-K/A for the year ending December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Hyde, the Chief Financial Officer (Principal Financial and Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of December 31, 2010 (the last date of the period covered by the Report).

Dated: June 30, 2011

By	/s/ Mark Hyde
Mark Hyde
Chief Financial Officer (Principal
Financial and Accounting Officer)